MDSAS310

Aston/M.D. Sass Enhanced Equity Fund

Summary Prospectus – March 1, 2010	Ticker: Class I–AMDSX, Class N–AMBEX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.astonfunds.com/FormsProspectuses/Prospectuses. You can also get this information at no cost by calling 800-992-8151 or by sending an e-mail to contactfunds@astonasset.com. The Fund’s prospectus and statement of additional information, each dated March 1, 2010, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of a high level of current income and capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares
Management Fees	0.70%		0.70%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	1.16%		1.16	%(a)
Acquired Fund Fees and Expenses	0.01%		0.01%
Total Annual Fund Operating Expenses	2.12%		1.87%
Fee Waiver and/or Expense Reimbursement	(0.71	)%(b)	(0.71	)%(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.41	%(b)	1.16	%(b)
(a)	Other expenses are estimated for the current fiscal year.
(b)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated for a class only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the date such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed during the Fund’s first three years of operations to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$144	$595	$1,074	$2,396
Class I Shares	118	519	945	2,132

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51.56%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in a diversified portfolio of large-cap and mid-cap equity securities traded in U.S. markets and by writing covered call options on a substantial portion of the Fund’s long equity portfolio. The portfolio managers focus on companies with regular quarterly dividends and with market capitalizations of $4 billion or more. The Fund places primary emphasis on the generation of income. Option premiums and dividend income are expected to constitute a significant portion of total return. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities.

Aston Funds	1	Summary Prospectus

Equity Selection

The portfolio managers select equity securities using a bottom-up investment approach focusing on the fundamentals of each company. The portfolio managers emphasize a company’s current dividend yield, free cash flow and stability. The Fund may invest in equity securities of foreign issuers that are traded in U.S. markets.

Covered Call Strategy

On an ongoing and consistent basis, the portfolio managers intend to write (sell) covered call options on a substantial portion of the Fund’s long equity portfolio as a means of enhancing return. Call options are contracts that give the holder (buyer) of the option, in return for payment of a premium, the right, but not the obligation, to purchase from the writer of the option the security underlying the option at a specified exercise price prior to the expiration date. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised, the Fund is not required to deliver the underlying security but retains the premium received.

The Fund generally writes covered call options that are out-of-the money to generate premium income for the Fund. A call option is out-of-the money if the exercise price is above the current market price for the underlying security.

In addition to writing covered call options, the Fund may also use certain derivatives transactions for hedging purposes or to seek total return. The portfolio managers currently intend to purchase put options on securities in the Fund’s portfolio and put options on securities indices.

The portfolio managers actively manage risk and adhere to a strong sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Covered Call Option Risk. Investments in covered calls involve certain risks. These risks include:

■

By selling covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the fund realizes from the sale of stock upon exercise of the option could be substantially below its current market price.

■

A liquid market may not exist for options held by the Fund. If the Fund is not able to close out an options transaction, the fund will not be able to sell the underlying security until the option expires or is exercised.

■

The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund generally will hold the stocks underlying the call options, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

■

Because the Fund will have no control over the exercise of the call options, it may be forced to realize the capital gains or losses at inopportune times and it will not be able to control whether such gains or losses are short-term or long-term for federal income tax purposes.

If the Fund generates premiums from its sale of call options, these premiums typically will result in short-term capital gains for federal income tax purposes. Distributions of net short-term capital gain are taxable to shareholders as ordinary income for federal income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the Fund will have no control over the exercise of the call options, it may be forced to realize capital gains or losses at inopportune times and it will not be able to control whether such gains or losses are short-term or long-term for federal income tax purposes. The Fund’s portfolio turnover rate does not take into account short-term capital gains generated from premiums on the sale of call options. The Fund is not designed for investors seeking a tax efficient investment.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to credit risk of the counterparty instrument. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Aston Funds	2	Summary Prospectus

FUND PERFORMANCE

The bar chart shows the performance of the Class N shares of the Fund for the period shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes do not have the same expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares, due to distribution fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/09	18.93%
Worst quarter:	03/09	(7.13)%

The following table indicates how the Fund’s average annual return for the calendar period compared to the returns of broad-based securities market indices.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/M.D. Sass Enhanced Equity Fund(a)
	1 Year	Since Inception
Class N Shares (Inception 1/15/08):
Return Before Taxes	27.34%	(0.23)%
Return After Taxes on Distributions	26.84%	(2.05)%
Return After Taxes on Distributions and Sale of Fund Shares	17.77%	(1.32)%
50% Citigroup Broad Investment-Grade Bond Index/50% S&P 500 Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from December 31, 2007.)	15.87%	(2.82)%
Standard & Poor’s (S&P) 500 Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from December 31, 2007.)	26.47%	(10.73)%
(a)	Class I shares have not commenced operations as of March 1, 2010 and therefore, no returns are shown for Class I shares.

As of June 1, 2009, the Fund changed its name from Aston/MB Enhanced Equity Income Fund to Aston/M.D. Sass Enhanced Equity Fund and M.D. Sass Investors Services, Inc. became the subadviser. Performance prior to that date reflects the performance of a previous subadviser.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. M.D. Sass Investors Services, Inc. (“M.D. Sass”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Ronald L. Altman, portfolio manager of the enhanced equity strategy, serves as portfolio manager for the Fund. Mr. Altman has served as the Fund’s portfolio manager since January 2008.

Aston Funds	3	Summary Prospectus

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Aston Funds	4	Summary Prospectus